Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 033-96634
                                                     1940 Act File No. 811-09094



                                                                      PROSPECTUS

                                                                January 31, 2008


                               THE LEUTHOLD FUNDS
                                    Leuthold
                              Asset Allocation Fund

                                    Leuthold
                              Select Equities Fund

                              Leuthold Undervalued
                                 & Unloved Fund

                                     Grizzly
                                   Short Fund

                                    Leuthold
                              Core Investment Fund

                                    Leuthold
                             Select Industries Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Leuthold Asset Allocation Fund and Leuthold Core Investment Fund both seek capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. The equity portion of the Leuthold Asset Allocation Fund is invested in accordance with the investment strategy of the Leuthold Select Equities Fund, as well as other quantitative investment strategies, including but not limited to, the "Undervalued & Unloved" value screen utilized by the Leuthold Undervalued & Unloved Fund, while the equity portion of the Leuthold Core Investment Fund is invested in accordance with the investment strategy of the Leuthold Select Industries Fund. The Funds' definition of long term investment success is making it and keeping it. The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund each offer two classes of shares, Retail and Institutional. The Classes differ only in their ongoing fees and investment eligibility requirements.

Leuthold Select Equities Fund and Leuthold Select Industries Fund both seek capital appreciation. They invest substantially all of their assets in equity securities traded in the U.S. securities markets.

Leuthold Undervalued & Unloved Fund seeks long-term capital appreciation and dividend income. It invests mainly in equity securities traded in the U.S. securities markets.

Grizzly Short Fund sells short common stocks of U.S. companies. The aggregate amount of its outstanding short positions typically will be approximately equal to its outstanding net assets.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Funds invest and the services they offer to shareholders.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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        Leuthold Asset Allocation Fund
        Leuthold Select Equities Fund
        Leuthold Undervalued & Unloved Fund
        Grizzly Short Fund
        Leuthold Core Investment Fund
        Leuthold Select Industries Fund
        33 South Sixth Street
        Suite 4600
        Minneapolis, Minnesota 55402
        1-888-200-0409
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TABLE OF CONTENTS


Questions Every Investor Should Ask Before
 Investing in the Funds ..................................................    1
Fees and Expenses ........................................................   14
Other Information about the Funds' Investment
 Objectives, Strategies and Risks ........................................   16
Management of the Funds ..................................................   20
The Funds' Share Prices ..................................................   21
Purchasing Shares ........................................................   22
Redeeming Shares .........................................................   26
Exchanging Shares ........................................................   30
Dividends, Distributions and Taxes .......................................   31
Financial Highlights .....................................................   32



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                            QUESTIONS EVERY INVESTOR
                               SHOULD ASK BEFORE
                             INVESTING IN THE FUNDS

1. WHAT ARE THE FUNDS' GOALS?

LEUTHOLD ASSET ALLOCATION FUND

Leuthold Asset Allocation Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.

LEUTHOLD SELECT EQUITIES FUND

Leuthold Select Equities Fund seeks capital appreciation.

LEUTHOLD UNDERVALUED & UNLOVED FUND

Leuthold Undervalued & Unloved Fund seeks long-term capital appreciation and dividend income.

GRIZZLY SHORT FUND

Grizzly Short Fund seeks capital appreciation. However, as its principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets.

LEUTHOLD CORE INVESTMENT FUND

Leuthold Core Investment Fund seeks capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term.

LEUTHOLD SELECT INDUSTRIES FUND
Leuthold Select Industries Fund seeks capital appreciation.

2. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

LEUTHOLD ASSET ALLOCATION FUND AND
LEUTHOLD CORE INVESTMENT FUND

Leuthold Asset Allocation Fund and Leuthold Core Investment Fund are "flexible" funds, meaning that they allocate their investments among:

     > Common stocks and other equity securities (including common stocks and other securities sold short);

     >    Bonds and other debt securities (other than money market instruments);
          and

     >    Money market instruments

in proportions which reflect the judgment of Leuthold Weeden Capital Management (the "Adviser") of the potential returns and risks of each asset class.

The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence and technical stock market measures. Each of the Funds expects that normally:

     > 30% to 70% of its assets will be invested in common stocks and other equity securities;

     > 30% to 70% of its assets will be invested in bonds and other debt securities (other than money market instruments); and

     >    up to 20% of its assets will be invested in money market instruments.

Each of the Fund's investments in common stocks and other equity securities may consist of:

     >    Large, mid or small capitalization common stocks;

     >    Growth stocks, value stocks or cyclical stocks;

     >    Aggressive stocks or defensive stocks;

     >    Stocks in any industry or sector;

     >    Equity mutual funds and exchange-traded funds;

     >    Common stocks of foreign issuers; and

     >    Options.

In investing in common stock and other equity securities, the Leuthold Asset Allocation Fund uses the investment strategy of the Leuthold Select

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                                                                    PROSPECTUS 1

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Equities Fund, as well as other quantitative investment strategies, including but not limited to, the "Undervalued & Unloved" value screen utilized by the Leuthold Undervalued & Unloved Fund, in varying proportions depending on market conditions, while the Leuthold Core Investment Fund uses the investment strategy of the Leuthold Select Industries Fund. The strategies of each of the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Leuthold Undervalued & Unloved Fund are discussed below. As "flexible" funds, these Funds also invest in other categories of equity investments described above and in "Other Information about the Funds' Investment Objectives, Strategies and Risks."

The Funds' investments in bonds and other debt securities normally will consist of U.S. Treasury Notes and Bonds, although the Funds may also invest in investment grade corporate debt securities and debt securities of foreign issuers. The Funds may also invest in mutual funds and exchange-traded funds that invest in high yield securities commonly known as "junk bonds."

The Funds may engage in short sales of index-related and other equity securities to reduce their equity exposure or to profit from an anticipated decline in the price of the security sold short.


LEUTHOLD SELECT EQUITIES FUND AND
LEUTHOLD SELECT INDUSTRIES FUND

Leuthold Select Equities Fund and Leuthold Select Industries Fund both seek capital appreciation by investing substantially all of their assets in equity securities traded in the U.S. securities markets.


SELECT EQUITIES STRATEGY

The Select Equities Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies who are poised to outperform the market (the "Select Equities Strategy"). The Select Equities Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks.


The Adviser follows a universe of common stocks (mainly domestic) that:


     > Have a market capitalization in excess of $1.5 billion (adjusted for market conditions); and

     > Trade, on average, shares having a value of $6 million or more each day (adjusted for market conditions).

In determining which stocks to purchase, the Adviser calculates a quantitative index for each security in the universe of stocks it follows that is designed to identify those securities that the Adviser expects are most likely to increase in price or outperform the market (the "Opportunity Index"). In calculating the Opportunity Index, the Adviser considers twelve or more components. Some of the components include fundamental factors (such as price/earnings ratios or growth rates), technical factors (such as price movements) and market factors (such as institutional trading activity or insider buying or selling and the performance of stocks within groups).

The Adviser continuously updates its investment discipline and adjusts the Fund's portfolio as necessary to keep the Fund invested in stocks which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.


SELECT INDUSTRIES STRATEGY

The Select Industries Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (the "Select Industries Strategy"). The Select Industries Fund will invest in companies of all sizes and industries as well as in "growth" stocks and "value" stocks.

The Adviser believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important


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2 PROSPECTUS


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as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 150 groups. The major types of groups the Adviser monitors are:

     > Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

     > Thematic Broad Groups that may bridge a number of industries such as "Inflation Beneficiaries" or "Health Care Cost Containment".

     > Industry Specific Groups comprised of narrower themes. Examples include "Airlines," "Healthcare Facilities" or "Semiconductors".

The Adviser continuously updates its investment discipline and adjusts the Fund's portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.


UNDERVALUED & UNLOVED FUND

The Leuthold Undervalued & Unloved Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies that are undervalued. The Fund refers to this investment strategy as the "Undervalued & Unloved" value screen. The "Undervalued & Unloved" value screen has been in existence for over 25 years and the Adviser has more recently included investments selected by this value screen in managed account and investment company portfolios. The Fund will invest in "value" stocks of companies of all sizes and industries.

The Adviser follows a universe of common stocks (mainly domestic) that meet minimum market capitalization and trading volume levels.

In determining which stocks to purchase, the Adviser implements a quantitative screening process for each security in the universe of stocks it follows that is designed to identify those securities that appear to be out-of-favor or overlooked, securities with prices that the Adviser believes are low in relation to their intrinsic value. In deriving a list of potential candidates, the Adviser considers seven or more screening criteria. Some of the screening criteria include fundamental factors (such as price/earnings ratios and dividend yield) and some include market factors (such as trading volume and market capitalization). The Fund may also invest in exchange-traded funds with similar objectives and characteristics to the Fund's strategy.


GRIZZLY SHORT FUND

The Grizzly Short Fund sells stocks short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is greater than the price of the stock when it was sold short. The aggregate amount of its outstanding short positions typically will be approximately equal to, or slightly less than, its net assets. When the Fund's outstanding short positions equal its net assets, it is "100% short." Like the Select Equities Fund and the Select Industries Fund, the Grizzly Short Fund utilizes a disciplined, unemotional, quantitative investment approach. The Grizzly Short Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss is likely.

The Adviser follows a universe of domestic common stocks that:


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                                                                    PROSPECTUS 3


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     >    Have a market capitalization in excess of $1.5 billion; and

     > Trade, on average, shares having a value of $6 million or more each day.

The Fund generally will have outstanding approximately 45 to 70 stocks that it has sold short. The Fund may increase the number of stocks it sells short if market conditions warrant an increase. In determining which stocks to sell short, the Adviser calculates a quantitative index for each security that it follows that is designed to identify those securities that are most likely to decline in price or underperform the market (the "Vulnerability Index"). In calculating a Vulnerability Index the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. From time to time the Fund may sell short index-related securities. The Fund will do so to rapidly increase its short position.

The Fund also follows a disciplined approach in determining when to cover its short positions. The factors the Adviser considers in determining when to cover short positions include:

     >    Price movements of the stocks sold short;

     >    Changes in the Vulnerability Index;

     >    Daily trading volume of the stock; and

     > News and articles concerning the stock appearing in financial services and publications.


3. WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

Investors in each of the Funds may lose money. There are risks associated with each Fund's principal investment strategies, and these principal risks are discussed below. For a discussion of any non-principal investment risks, see "Other Information About the Funds' Investment Objectives, Strategies and Risks".

LEUTHOLD ASSET ALLOCATION FUND AND
LEUTHOLD CORE INVESTMENT FUND

     > MARKET RISK: The prices of the securities, particularly the common stocks, in which the Funds invest may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

     > INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

     > CREDIT RISK: The issuers of the bonds and other debt securities held by the Funds or by the mutual funds in which the Funds invest may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

     > FOREIGN SECURITIES RISK: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Funds or by mutual funds in which the Funds invest may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect


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4 PROSPECTUS

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          the Funds. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

     > SHORT SALES RISK: The Funds' investment performance will suffer if a security for which the Funds have effected a short sale appreciates in value. The Funds' investment performance may also suffer if the Funds are required to close out a short position earlier than they had intended. This would occur if the securities lender requires it to deliver the securities the Funds borrowed at the commencement of the short sale and the Funds were unable to borrow such securities from other securities lenders.

     > HIGH PORTFOLIO TURNOVER RISK: The Funds' annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

     > ASSET ALLOCATION RISK: The Funds' performance will also be affected by the Adviser's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Funds invest. For example, a Fund's relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Funds intend to assume only prudent investment risk, there will be periods in which the Funds underperform mutual funds that are willing to assume greater risk.

As a result, the Funds are a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Funds. The Adviser does not intend the Funds to be a fixed, balanced investment program. Rather, the Funds are intended to be a flexible core investment suitable for any long-term investor. Long-term investors may wish to supplement an investment in the Funds with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.


LEUTHOLD SELECT EQUITIES FUND AND
LEUTHOLD SELECT INDUSTRIES FUND

     > MARKET RISK: The Funds invest principally in common stocks. The prices of the stocks in which the Funds invest may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.


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                                                                    PROSPECTUS 5

     > FOREIGN SECURITIES RISK: Some of the securities in which the Funds invest may be issued by foreign companies, either directly or through American Depository Receipts ("ADRs"). Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

     > HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which a Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.

     > QUANTITATIVE INVESTMENT APPROACH RISK: The Funds utilize a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result the Funds are a suitable investment only for those investors having long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Funds.

UNDERVALUED & UNLOVED FUND

     > MARKET RISK: The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged.

     > VALUE INVESTING RISK: The Fund invests in "value" stocks of companies of all sizes and industries. The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investment approaches fall out of favor with investors. During those periods, the Fund's relative performance may suffer.

     > SMALLER AND MEDIUM CAPITALIZATION COMPANIES RISK: The securities of smaller capitalization companies are generally riskier than larger capitalization companies since they don't have the financial resources or the well established businesses of the larger companies. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger capitalization companies. The returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies may be thinly traded, and purchases and sales may result in higher transaction costs. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.


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6 PROSPECTUS

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     >    FOREIGN SECURITIES RISK: Some of the securities in which the Fund invests may be issued by foreign companies, either directly or through ADRs. Investments in these securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

     > QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result, the Fund is a suitable investment only for those investors having long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.


GRIZZLY SHORT FUND

     > MARKET RISK: The Fund sells securities short with the expectation that their prices will decline. However, the prices of the securities the Fund has sold short may rise for a number of reasons.

     > SHORT SALES RISK: The Fund's investment performance will suffer if it is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow such securities from other securities lenders.

     > RISING STOCK MARKET RISK: The Fund typically will be approximately "100% short." Accordingly, in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.

     > HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. The calculation of the Fund's portfolio turnover rate excludes purchases and sales of short positions. Consequently, the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund investing exclusively in common stocks that has a similar portfolio turnover rate.

     > QUANTITATIVE INVESTMENT APPROACH RISK: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund.

However, because movements in the prices of the stocks the Fund has sold short are unlikely to


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                                                                    PROSPECTUS 7
correlate perfectly with the stocks in an investor's portfolio, such an investor could incur both a loss on the investor's stock portfolio and the investor's investment in the Fund.

4. HOW HAVE THE FUNDS PERFORMED?

The bar charts and tables that follow provide some indication of the risks of investing in the Funds by showing changes in their performance from year to year and how their average annual returns over various periods compare to the performance of various indices. Please remember that each Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         LEUTHOLD ASSET ALLOCATION FUND

TOTAL RETURN OF THE RETAIL SHARES
(per calendar year)

[BAR GRAPHIC]

        11.46%
        ------
         2007

--------------------------------
NOTE: DURING THE ONE YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 4.47% (QUARTER ENDED JUNE 30, 2007) AND THE LOWEST RETURN FOR A QUARTER WAS 0.66% (QUARTER ENDED DECEMBER 31, 2007).


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

                                                                 SINCE THE
                                                               INCEPTION DATE
                                                    PAST        OF THE FUND
                                                    YEAR       (MAY 24, 2006)
                                                -----------   ---------------
LEUTHOLD ASSET ALLOCATION
 FUND (RETAIL) (1)
   Return Before Taxes                             11.46%          10.29%
   Return After Taxes on
    Distribution(2)                                10.43%           9.55%
   Return After Taxes on
    Distributions and Sale of
    Shares(2)                                       7.61%           8.41%
S&P 500(3)(5)                                       5.49%          12.18%
Lipper Flexible Fund
 Index(4)(6)                                        9.57%          12.46%

--------------------------------
(1)   RETURNS FOR INSTITUTIONAL SHARES WILL VARY.
(2) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.
(3) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(4) THE LIPPER FLEXIBLE FUND INDEX IS AN INDEX OF MUTUAL FUNDS THAT ALLOCATE INVESTMENTS AMONG EQUITY AND DEBT SECURITIES.
(5)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.
(6)   REFLECTS NO DEDUCTION FOR TAXES.



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8 PROSPECTUS

                          LEUTHOLD SELECT EQUITIES FUND

TOTAL RETURN
(per calendar year)

[BAR GRAPHIC]

        23.90%
        ------
         2007

--------------------------------
NOTE: DURING THE ONE YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 9.91% (QUARTER ENDED SEPTEMBER 30, 2007) AND THE LOWEST RETURN FOR A QUARTER WAS 0.15% (QUARTER ENDED DECEMBER 31, 2007).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

                                                                  SINCE THE
                                                                INCEPTION DATE
                                                     PAST        OF THE FUND
                                                     YEAR       (MAY 24, 2006)
                                                 -----------   ---------------
LEUTHOLD SELECT EQUITIES
 FUND
   Return Before Taxes                              23.90%          13.95%
   Return After Taxes on
    Distribution(1)                                 22.79%          13.31%
   Return After Taxes on
    Distributions and Sale
    of Shares(1)                                    15.57%          11.56%
S&P 500(2)(4)                                        5.49%          12.18%
Russell 2000(3)(4)                                  (1.56)%          6.07%

--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.
(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(3) THE RUSSELL 2000 IS AN INDEX COMPRISED OF 2,000 PUBLICLY TRADED SMALL CAPITALIZATION COMMON STOCKS THAT ARE RANKED IN TERMS OF CAPITALIZATION BELOW THE LARGE AND MID-RANGE CAPITALIZATION SECTORS OF THE UNITED STATES EQUITY MARKET.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.



--------------------------------------------------------------------------------
                                                                    PROSPECTUS 9

                       LEUTHOLD UNDERVALUED & UNLOVED FUND

TOTAL RETURN
(per calendar year)

[BAR GRAPHIC]

        -4.55%
        ------
         2007

--------------------------------
NOTE: DURING THE ONE YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 4.55% (QUARTER ENDED JUNE 30, 2007) AND THE LOWEST RETURN FOR A QUARTER WAS -5.58% (QUARTER ENDED SEPTEMBER 30, 2007).

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

                                                                  SINCE THE
                                                               INCEPTION DATE
                                                PAST             OF THE FUND
                                                YEAR         (NOVEMBER 14, 2006)
                                            -------------   --------------------
LEUTHOLD UNDERVALUED & UNLOVED FUND
   Return Before Taxes                          (4.55)%            (2.03)%
   Return After Taxes on
    Distribution(1)                             (4.75)%            (2.23)%
   Return After Taxes on
    Distributions and Sale of
    Shares(1)                                   (2.67)%            (1.70)%
S&P 500(2)(4)                                    5.49%              6.76%
Russell 3000 Value Index(3)(4)                  (0.94)%             1.46%

--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.
(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(3) THE RUSSELL 3000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 3000 INDEX COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.



--------------------------------------------------------------------------------
10 PROSPECTUS

                               GRIZZLY SHORT FUND

TOTAL RETURN
(per calendar year)


[BAR GRAPHIC]

   22.11%     15.46%     -30.79%     -14.42%     -3.28%     -12.20%     6.60%
--------------------------------------------------------------------------------
    2001       2002       2003        2004        2005       2006       2007

--------------------------------
NOTE: DURING THE SIX YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 34.82% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST TOTAL RETURN FOR A QUARTER WAS -19.41% (QUARTER ENDED JUNE 30, 2003).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)


                                                                   SINCE THE
                                                                INCEPTION DATE
                                   PAST            PAST           OF THE FUND
                                   YEAR           5 YEARS       (JUNE 19, 2000)
                               ------------   --------------   ----------------
GRIZZLY SHORT FUND
   Return before
    taxes                           6.60%          (11.72)%          (0.79)%
   Return after taxes
    on distributions(1)             4.67%          (12.60)%          (3.63)%
   Return after taxes
    on distributions
    and sale of Fund
    shares(1)                       4.21%          ( 9.99)%          (2.04)%
S&P 500(2)(4)                       5.49%           12.83%            1.54%
Russell 2000(3)(4)                 (1.56)%          16.30%            6.60%


--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE RESULTED.

(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.

(3) THE RUSSELL 2000 IS AN INDEX COMPRISED OF 2,000 PUBLICLY TRADED SMALL CAPITALIZATION COMMON STOCKS THAT ARE RANKED IN TERMS OF CAPITALIZATION BELOW THE LARGE AND MID-RANGE CAPITALIZATION SECTORS OF THE UNITED STATES EQUITY MARKET.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.


--------------------------------------------------------------------------------
                                                                   PROSPECTUS 11

                          LEUTHOLD CORE INVESTMENT FUND

TOTAL RETURN OF THE RETAIL SHARES
(per calendar year)

[BAR GRAPHIC]

11.60%  9.57%  22.55%  -4.81%   -10.05%  47.18%   8.26%   14.58%  12.21%  19.00%
--------------------------------------------------------------------------------
1998    1999    2000    2001     2002     2003    2004     2005    2006    2007

--------------------------------
NOTE: DURING THE TEN YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 16.63% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST TOTAL RETURN FOR A QUARTER WAS -13.98% (QUARTER ENDED SEPTEMBER 30,
2001).

The performance of Institutional Shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception date.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2007)

                                        PAST          PAST          PAST
                                        YEAR        5 YEARS       10 YEARS
                                    -----------   -----------   -----------
LEUTHOLD CORE INVESTMENT
 FUND (RETAIL)
   Return before taxes                 19.00%        19.51%        12.08%
   Return after taxes on
    distributions(1)                   13.94%        17.85%        10.19%
   Return after taxes on
    distributions and sale of
    Fund shares(1)                     15.15%        16.65%         9.70%
   LEUTHOLD CORE INVESTMENT
    FUND (INSTITUTIONAL)
   Return Before Taxes                 19.20%         n/a            n/a
S&P 500(2)(4)                           5.49%        12.83%         5.91%
Lipper Flexible
Fund Index(3)(5)                        9.57%        12.09%         5.94%

--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.
(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.
(3) THE LIPPER FLEXIBLE FUND INDEX IS AN INDEX OF MUTUAL FUNDS THAT ALLOCATE INVESTMENTS AMONG EQUITY AND DEBT SECURITIES.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.
(5)   REFLECTS NO DEDUCTION FOR TAXES.


--------------------------------------------------------------------------------
12 PROSPECTUS

                         LEUTHOLD SELECT INDUSTRIES FUND

TOTAL RETURN
(per calendar year)

[BAR GRAPHIC]

     -13.16%    -30.41%    55.42%    10.94%    24.81%    12.62%    20.74%
--------------------------------------------------------------------------------
      2001       2002       2003      2004      2005      2006      2007

--------------------------------
NOTE: DURING THE SEVEN YEAR PERIOD SHOWN ON THE BAR CHART, THE FUND'S HIGHEST TOTAL RETURN FOR A QUARTER WAS 20.58% (QUARTER ENDED JUNE 30, 2003) AND THE LOWEST TOTAL RETURN FOR A QUARTER WAS 22.60% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

                                                                SINCE THE
                                                             INCEPTION DATE
                                    PAST         PAST         OF THE FUND
                                    YEAR        5 YEARS      (JUNE 19, 2000)
                                -----------   -----------   ----------------
LEUTHOLD SELECT
 INDUSTRIES FUND
   Return before
    taxes                          20.74%       23.95%           11.84%
   Return after taxes
    on distributions(1)            13.87%       22.38%           10.90%
   Return after taxes
    on distributions
    and sale of Fund
    shares(1)                      17.54%       15.92%           10.19%
S&P 500(2)(4)                       5.49%       12.83%            1.54%
Russell 2000(3)(4)                 (1.56)%      16.30%            6.60%

--------------------------------
(1) THE AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN, AND THE AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. THE FUND'S RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN ITS RETURN BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE IT MAY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE RESULTED.

(2) THE S&P 500 (STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS) IS A WIDELY RECOGNIZED UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF STOCK PRICES.

(3) THE RUSSELL 2000 IS AN INDEX COMPRISED OF 2,000 PUBLICLY TRADED SMALL CAPITALIZATION COMMON STOCKS THAT ARE RANKED IN TERMS OF CAPITALIZATION BELOW THE LARGE AND MID-RANGE CAPITALIZATION SECTORS OF THE UNITED STATES EQUITY MARKET.
(4)   REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES.

--------------------------------------------------------------------------------
                                                                   PROSPECTUS 13

                                FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                           LEUTHOLD               LEUTHOLD
                                                            ASSET                  ASSET              LEUTHOLD           LEUTHOLD
                                                       ALLOCATION FUND        ALLOCATION FUND     SELECT EQUITIES      UNDERVALUED &
                                                           (RETAIL)           (INSTITUTIONAL)           FUND           UNLOVED FUND
                                                      -----------------      ----------------     ---------------    ---------------
Maximum Sales Charge (Load) Imposed on Purchases.     No Sales               No Sales              No Sales          No Sales
 (as a percentage of offering price)                  Charge                 Charge                Charge            Charge
Maximum Deferred ................................     No Deferred            No Deferred           No Deferred       No Deferred
 Sales Charge (Load)                                  Sales Charge           Sales Charge          Sales Charge      Sales Charge
Maximum Sales Charge (Load) Imposed on ..........     No Sales               No Sales              No Sales          No Sales
 Reinvested Dividends and Distributions               Charge                 Charge                Charge            Charge
Redemption Fee ..................................     2%(1)(2)               2%(1)(2)              None(2)           2%(1)(2)
Exchange Fee ....................................     2%(1)(3)               2%(1)(3)              None(3)           2%(1)(3)


SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                             LEUTHOLD CORE         LEUTHOLD CORE     LEUTHOLD SELECT
                                                          GRIZZLY            INVESTMENT FUND       INVESTMENT FUND      INDUSTRIES
                                                        SHORT FUND              (RETAIL)          (INSTITUTIONAL)          FUND
                                                      -----------------      ----------------     ---------------    ---------------
Maximum Sales Charge (Load) Imposed on Purchases ...  No Sales               No Sales             No Sales           No Sales
 (as a percentage of offering price)                  Charge                 Charge               Charge             Charge
Maximum Deferred ...................................  No Deferred            No Deferred          No Deferred        No Deferred
 Sales Charge (Load)                                  Sales Charge           Sales Charge         Sales Charge       Sales Charge
Maximum Sales Charge (Load) Imposed on .............  No Sales               No Sales             No Sales           No Sales
 Reinvested Dividends and Distributions               Charge                 Charge               Charge             Charge
Redemption Fee .....................................  None(2)                2%(1)(2)             2%(1)(2)           None(2)
Exchange Fee .......................................  None(3)                2%(1)(3)             2%(1)(3)           None(3)

---------------
(1) IF YOU REDEEM OR EXCHANGE SHARES YOU HAVE OWNED FOR LESS THAN 5 BUSINESS DAYS, A 2% FEE WILL BE DEDUCTED FROM THE VALUE OF YOUR REDEMPTION OR EXCHANGE PROCEEDS. THIS FEE IS PAYABLE TO THE FUND. THE FUND MAY, IN ITS SOLE DISCRETION, WAIVE THIS FEE IN THE CASE OF DEATH, DISABILITY, HARDSHIP OR OTHER LIMITED CIRCUMSTANCES THAT DO NOT INDICATE MARKET TIMING STRATEGIES.
(2)  OUR TRANSFER AGENT CHARGES A FEE OF $15.00 FOR EACH WIRE REDEMPTION.
(3)  OUR TRANSFER AGENT CHARGES A FEE OF $5.00 FOR EACH TELEPHONE EXCHANGE.


--------------------------------------------------------------------------------
14 PROSPECTUS

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                      LEUTHOLD            LEUTHOLD
                                                       ASSET               ASSET              LEUTHOLD            LEUTHOLD
                                                  ALLOCATION FUND     ALLOCATION FUND     SELECT EQUITIES       UNDERVALUED &
                                                      (RETAIL)        (INSTITUTIONAL)          FUND             UNLOVED FUND
                                                 -----------------   -----------------   -----------------   ------------------
Management Fees ..............................          0.90%               0.90%               1.00%                0.75%
Distribution (12b-1) Fees ....................          0.25%             None                  0.25%                0.25%
Other Expenses ...............................          0.38%               0.42%               0.91%                1.03%
                                                       -----              ------               -----                -----
 Service Fees ................................          None                None               None                 None
 Dividend on Short Positions .................          0.11%               0.14%               0.00%                0.00%
 Expense Reduction(3) ........................         (0.08)              (0.08)              (0.01)               (0.02)
 All remaining Other Expenses ................          0.25%               0.26%               0.97%                1.05%
Acquired Funds Fees and Expenses .............          0.10%(4)            0.10%(4)            0.00%                0.00%
Total Annual Fund Operating Expenses .........          1.53%(2)            1.32%(2)            2.16%                2.03%
                                                      ---------           ---------          -------              -------
Expense Reimbursement or Recovery ............          0.00%               0.00%              (0.31)%(1)           (0.53)%(1)
                                                      ---------           ---------          -------              -------
Net Expenses .................................          1.53%               1.32%               1.85%(1)             1.50%(1)
                                                      ---------           ---------          -------              -------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                                     LEUTHOLD CORE       LEUTHOLD CORE      LEUTHOLD SELECT
                                                     GRIZZLY        INVESTMENT FUND     INVESTMENT FUND       INDUSTRIES
                                                    SHORT FUND          (RETAIL)        (INSTITUTIONAL)          FUND
                                                 ---------------   -----------------   -----------------   ----------------
Management Fees ..............................         1.25%              0.90%               0.90%               1.00%
Distribution (12b-1) Fees ....................         None               None                None                None
Other Expenses ...............................         1.61%              0.25%               0.15%               0.29%
                                                     ------             ------              ------              ------
 Service Fees ................................         0.10%              0.10%               0.00%               0.10%
 Dividend on Short Positions .................         1.25%              0.07%               0.07%               0.00%
 Expense Reduction(3) ........................         0.00%             (0.06)%             (0.06)%             (0.03)%
 All remaining Other Expenses ................         0.26%              0.14%               0.14%               0.22%
Acquired Fund Fees and Expenses ..............         0.00%              0.11%(4)            0.11%(4)            0.00%
Total Annual Fund Operating Expenses .........         2.86%(2)           1.26%(2)            1.16%(2)            1.29%
                                                     ---------          ---------           ---------           ------
Expense Reimbursement or Recovery ............         0.00%              0.00%               0.00%               0.00%
                                                     ---------          ---------           ---------           ------
Net Expenses .................................         2.86%              1.26%               1.16%               1.29%
                                                     ---------          ---------           ---------           ------

---------------
(1) THE ADVISER HAS AGREED TO WAIVE ITS ADVISORY FEE TO THE EXTENT NECESSARY TO INSURE THAT NET EXPENSES (EXCLUDING DIVIDENDS ON SHORT POSITIONS AND ACQUIRED FUND FEES AND EXPENSES) DO NOT EXCEED 1.50% OF THE AVERAGE DAILY NET ASSETS OF THE LEUTHOLD ASSET ALLOCATION FUND AND THE LEUTHOLD UNDERVALUED & UNLOVED FUND, AND 1.85% OF THE AVERAGE DAILY NET ASSETS OF THE LEUTHOLD SELECT EQUITIES FUND. THE ADVISER MAY RECOVER WAIVED FEES IN SUBSEQUENT YEARS.

(2) THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE GRIZZLY SHORT FUND EXCLUDING DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.61%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE RETAIL SHARES OF THE LEUTHOLD ASSET ALLOCATION FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.32%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INSTITUTIONAL SHARES OF THE ASSET ALLOCATION FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WOULD HAVE BEEN 1.08%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE RETAIL SHARES OF THE LEUTHOLD CORE INVESTMENT FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 1.08%. THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE INSTITUTIONAL SHARES OF THE LEUTHOLD CORE INVESTMENT FUND EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND DIVIDENDS AND INTEREST ON SHORT POSITIONS WAS 0.98%.

(3) DURING THE LAST FISCAL YEAR, CERTAIN OF THE FUNDS LOANED THEIR PORTFOLIO SECURITIES TO BROKERS AND GENERATED RELATED FUND EXPENSE REDUCTIONS OF 0.08% FOR THE ASSET ALLOCATION FUND, 0.01% FOR THE SELECT EQUITIES FUND, AND 0.02% FOR THE UNDERVALUED & UNLOVED FUND, 0.06% FOR THE LEUTHOLD CORE INVESTMENT FUND AND 0.03% FOR THE LEUTHOLD SELECT INDUSTRIES FUND. THESE AMOUNTS ARE REFLECTED IN THE EXPENSE REDUCTION SHOWN ABOVE.
(4) THESE FUNDS INDIRECTLY BEAR A PRO RATA SHARE OF THE FEES AND EXPENSES OF EACH UNDERLYING FUND IN WHICH THEY INVEST. SINCE ACQUIRED FUND FEES AND EXPENSES ARE NOT DIRECTLY BORNE BY THE FUNDS, THEY ARE NOT REFLECTED IN THE FUNDS' FINANCIAL STATEMENTS, WITH THE RESULT THAT THE INFORMATION PRESENTED IN THE EXPENSE TABLE WILL DIFFER FROM THAT PRESENTED IN THE FINANCIAL HIGHLIGHTS.



--------------------------------------------------------------------------------
                                                                   PROSPECTUS 15

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       LEUTHOLD         LEUTHOLD
                         ASSET           ASSET          LEUTHOLD      LEUTHOLD
                      ALLOCATION       ALLOCATION        SELECT      UNDERVALUED
                         FUND             FUND          EQUITIES      & UNLOVED
                       (RETAIL)     (INSTITUTIONAL)       FUND          FUND
                     -----------    ---------------    ---------    ------------
1 Year ...........     $  156           $  134          $  188         $  153
3 Years ..........     $  483           $  418          $  646         $  585
5 Years ..........     $  834           $  723          $1,131         $1,044
10 Years .........     $1,824           $1,590          $2,469         $2,316


                       LEUTHOLD          LEUTHOLD
                         CORE              CORE        LEUTHOLD
                      INVESTMENT        INVESTMENT      SELECT         GRIZZLY
                         FUND              FUND       INDUSTRIES        SHORT
                       (RETAIL)     (INSTITUTIONAL)      FUND           FUND
                     -----------    ---------------    ---------    ------------
1 Year ...........     $  128           $  118          $  131         $  289
3 Years ..........     $  400           $  368          $  409         $  886
5 Years ..........     $  692           $  638          $  708         $1,508
10 Years .........     $1,523           $1,409          $1,556         $3,185


                             OTHER INFORMATION ABOUT
                              THE FUNDS' INVESTMENT
                             OBJECTIVES, STRATEGIES
                                    AND RISKS
The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund seek capital appreciation and income (or "total return") in amounts attainable by assuming only prudent investment risk over the long term. These Funds' definition of long term investment success is making it and keeping it. The Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise. The Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund seek capital appreciation. The Leuthold Undervalued & Unloved Fund seeks capital appreciation and dividend income in amounts attainable by assuming only prudent investment risk over the long term.

Although they have no intention of doing so, each Fund may change its investment objective without obtaining shareholder approval. Shareholders will be notified of any such change. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

Neither the Leuthold Select Equities Fund, the Leuthold Select Industries Fund, nor the Grizzly Short Fund will take temporary defensive positions. Although none of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Grizzly Short Fund's principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as "cover" for its short sales. Typically the obligations associated with the Grizzly Short Fund's outstanding short sales will be approximately equal to the Grizzly Short Fund's investments in money market instruments.

Unlike the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Leuthold Undervalued & Unloved Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. This means that these Funds may invest more than 20% of their assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). None of the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Leuthold Undervalued &


--------------------------------------------------------------------------------
16 PROSPECTUS

Unloved Fund will seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When these Funds are not taking a temporary defensive position, they still may hold some cash and money market instruments so that they can pay their expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of their normal asset allocation process. A description of how the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund and the Leuthold Undervalued & Unloved Fund allocate their assets and make individual securities selections follows.


HOW LEUTHOLD ASSET ALLOCATION FUND
AND LEUTHOLD CORE INVESTMENT FUND
ALLOCATE ASSETS

The Adviser allocates the Leuthold Asset Allocation Fund's investments and the Leuthold Core Investment Fund's investments among the three asset classes as follows:

FIRST, the Adviser analyzes the U.S. Government bond market with the goal of determining the risks and returns that U.S. Treasury securities present over the next one to five years.

NEXT, the Adviser assesses the probability that common stocks as an asset class will perform better than U.S. Treasury securities. In doing so, it considers The Leuthold Group's Major Trend Index. This proprietary index comprises over 170 individual components that The Leuthold Group evaluates weekly.

FINALLY, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to adjust the exposure of these Funds.

HOW LEUTHOLD ASSET ALLOCATION FUND
AND LEUTHOLD CORE INVESTMENT FUND
MAKE INDIVIDUAL SECURITY SELECTIONS

After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

For investments in bonds and debt securities (other than money market instruments) the Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating) and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund. These Funds may invest indirectly in fixed-income securities by investing in mutual funds or closed-end investment companies which invest in such securities. They may do so to obtain a diversified exposure to high yield or "junk" bonds.

For investments in common stocks and other equity securities, the Adviser uses the Select Equities Strategy as well as other quantitative investment strategies, including but not limited to, the "Undervalued & Unloved" value screen utilized by the Leuthold Undervalued & Unloved Fund for the Leuthold Asset Allocation Fund and the Select Industries Strategy for the Leuthold Core Investment Fund.

In addition to investing in individual stocks, the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may invest in mutual funds, exchange-traded funds, unit investment trusts or closed-end investment companies which invest in a specific category of common stocks. The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund may do so to obtain (a) exposure to international equity markets by investing in international funds,
(b) increased exposure to a


--------------------------------------------------------------------------------
                                                                   PROSPECTUS 17
particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

HOW LEUTHOLD UNDERVALUED & UNLOVED
FUND ALLOCATES ASSETS AND MAKES
INDIVIDUAL SECURITY SELECTIONS

The Leuthold Undervalued & Unloved Fund invests mainly in common stocks of United States companies. The Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief that in all market conditions there will exist some companies that are undervalued. The Fund refers to this investment strategy as the "Undervalued & Unloved" value screen. The "Undervalued & Unloved" value screen has been in existence for over 25 years and the Adviser has more recently included investments selected by this value screen in managed account and investment company portfolios. The Fund will invest in "value" stocks of companies of all sizes and industries.

The Adviser follows a universe of common stocks (mainly domestic) that meet minimum market capitalization and trading volume levels.

In determining which stocks to purchase, the Adviser implements a quantitative screening process for each security in the universe of stocks it follows that is designed to identify those securities that appear to be out-of-favor or overlooked, securities with prices that the Adviser believes are low in relation to their intrinsic value. In deriving a list of potential candidates, the Adviser considers seven or more screening criteria. Some of the screening criteria include fundamental factors (such as price/earnings ratios and dividend yield) and some include market factors (such as trading volume and market capitalization). Regardless of the size of the company, a common thread in the Fund's investments is that the companies are selling at a substantial discount to their "intrinsic" value. The Fund may also invest in exchange-traded funds with similar objectives and characteristics to the Fund's strategy.

The prices of securities held by the Fund are monitored in relation to the Adviser's quantitative index for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's quantitative screening process, it may be sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value. The Fund may invest a substantial portion of its assets in small and mid-capitalization companies. While small and mid-capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. Although profits in some Fund holdings may be realized quickly, it is not expected that the majority of the Fund's investments will appreciate rapidly.

ADDITIONAL RISKS FOR LEUTHOLD ASSET
ALLOCATION FUND AND LEUTHOLD CORE
INVESTMENT FUND

There are a number of risks associated with the various securities in which the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund (unless otherwise noted) will at times invest. These include:

RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.


RISKS ASSOCIATED WITH SMALL CAP STOCKS. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share


--------------------------------------------------------------------------------
18 PROSPECTUS
and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. These Funds may invest directly, or indirectly in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Funds, or investment companies in which they invest, to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If one of these Funds purchases a put or call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Funds' outstanding options does not exist.

ADDITIONAL COSTS ASSOCIATED WITH REGISTERED INVESTMENT COMPANIES. When one of the Funds invests in a registered investment company, the Fund's shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the registered investment companies in which the Fund invests.

RISKS ASSOCIATED WITH INVESTING IN METALS. Each of the Funds may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments the Fund may enter into agreements where it "pre-pays" for metals which are delivered at a later date ("Pre-Paid Physical Agreements"). The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. There is also the risk that parties that act as custodians for the metals held by the Fund or with which it has entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.


ADDITIONAL RISK FOR LEUTHOLD SELECT
EQUITIES FUND

RISKS ASSOCIATED WITH PURCHASING PUT AND CALL OPTIONS. If the Fund purchases a put or a call option and does not exercise or sell it prior to the option's expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Fund's outstanding options does not exist.


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' Statement of Additional Information.

--------------------------------------------------------------------------------
                                                                   PROSPECTUS 19

                                  MANAGEMENT OF
                                    THE FUNDS

LEUTHOLD WEEDEN CAPITAL MANAGEMENT
MANAGES EACH FUND'S INVESTMENTS

Leuthold Weeden Capital Management is the investment adviser to each Fund. The Adviser's address is:


--------------------------------------------------------------------------------
                  33 South Sixth Street
                  Suite 4600
                  Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------


The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund's only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell. The following table identifies the annual investment advisory fee that each of the Funds pays to the Adviser:

Leuthold Asset Allocation Fund:                                        0.90%
Leuthold Select Equities Fund:                                         1.00%
Leuthold Undervalued & Unloved Fund:                                   0.75%
Grizzly Short Fund:                                                    1.25%
Leuthold Core Investment Fund:                                         0.90%
Leuthold Select Industries Fund:                                       1.00%


A discussion regarding the basis for the Board of Directors approving each of the investment advisory agreements with the Adviser is available in the Funds' latest annual report to shareholders for the period ending September 30.


The following table identifies the portfolio managers for each of the Funds. Unless otherwise noted, the portfolio managers are equally responsible for the day-to-day management of the Funds that they manage.

Leuthold Asset Allocation Fund:
-------------------------------
   Steven C. Leuthold          Andrew Engel, CFA
    (team leader)
   Matthew B. Paschke, CFA     Eric Bjorgen, CFA

Leuthold Select Equities Fund:
------------------------------
   Steven C. Leuthold          Matthew B. Paschke, CFA

Leuthold Undervalued & Unloved Fund:
------------------------------------
   James E. Floyd, CFA         Eric C. Bjorgen, CFA

Grizzly Short Fund:
-------------------
   Steven C. Leuthold          Charles D. Zender
   Matthew B. Paschke, CFA

Leuthold Core Investment Fund:
------------------------------
   Steven C. Leuthold          Andrew Engel, CFA
    (team leader)
   Eric Bjorgen, CFA

Leuthold Select Industries Fund:
--------------------------------
   Steven C. Leuthold          Eric Bjorgen, CFA

Mr. Leuthold is the chief investment officer and a managing member of the Adviser. Mr. Leuthold also has been Chairman and portfolio manager of Leuthold & Anderson, Inc. since its organization in August, 1987, a portfolio manager of Leuthold, Weeden & Associates, L.P. since January, 1991 and Chairman of The Leuthold Group since November, 1981. Mr. Bjorgen is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 1998. Mr. Engel is a portfolio manager and a member of the Adviser and has been a senior analyst of the Leuthold Group since 1995. Mr. Floyd is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since November, 1981. Mr. Zender is a portfolio manager and a member of the Adviser and has been a Managing Director of The Leuthold Group since 1991. Mr. Paschke is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2000.

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other

--------------------------------------------------------------------------------
20 PROSPECTUS
accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


SERVICE PLANS

Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds.

These services may include:

     > assisting investors in processing purchase, exchange and redemption requests;

     >    processing dividend and distribution payments from the Funds;

     > providing information periodically to customers showing their positions in Fund shares;

     >    providing sub-accounting;

     >    forwarding communications from the Funds to their shareholders.

Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment.

The Institutional Shares of the Leuthold Core Investment Fund are not subject to any service fees.


12B-1 PLANS

Each of the Leuthold Asset Allocation Fund (Retail Shares), the Leuthold Select Equities Fund and the Leuthold Undervalued & Unloved Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the three Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Institutional Shares of the Leuthold Asset Allocation Fund are not subject to any distribution (12b-1) fees.


                             THE FUNDS' SHARE PRICES

The price at which investors purchase shares of a Fund and at which shareholders redeem shares of a Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If market quotations are not available or reliable, each Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the applicable Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the applicable Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Funds value most money market instruments they hold at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock


--------------------------------------------------------------------------------
                                                                   PROSPECTUS 21

Exchange is open at the net asset value determined LATER THAT DAY. They will process purchase orders that they receive and accept and redemption orders that they receive AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

Leuthold Asset Allocation Fund's NASDAQ symbol for its Retail Shares is "LAALX" and its Institutional Shares is "LAAIX". Leuthold Select Equities NASDAQ symbol is "LSEQX". Leuthold Undervalued & Unloved Fund's NASDAQ symbol is "UGLYX". Grizzly Short Fund's NASDAQ symbol is "GRZZX". Leuthold Core Investment Fund's NASDAQ symbol for its Retail Shares is "LCORX" and its Institutional Shares is "LCRIX". Leuthold Select Industries Fund's NASDAQ symbol is "LSLTX".


                                PURCHASING SHARES

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.


ELIGIBLE PURCHASES


Effective at the close of business on March 31, 2006, the Retail Shares of the Leuthold Core Investment Fund and the Leuthold Select Industries Fund closed to new investors, except as described below, and effective at the close of business on January 31, 2008, the Institutional Shares of the Leuthold Core Investment Fund closed to new investors, except as described below.

Shareholders of the Retail Shares and Institutional Shares of the Leuthold Core Investment Fund and the Retail Shares of the Leuthold Select Industries Fund as of the applicable close date may continue to reinvest dividends and capital gains distributions.

If you are a participant in a retirement plan in which the Retail Shares or Institutional Shares of the Leuthold Core Investment Fund or the Retail Shares of the Leuthold Select Industries Fund have been designated as an available investment option, but not including an Individual Retirement Account (IRA), after the close date, you may open a new account and add to an existing account in the Retail Shares or Institutional Shares of the Leuthold Core Investment Fund or the Retail Shares of the Leuthold Select Industries Fund.


The Funds may also allow new investments in their sole discretion in other circumstances. The Funds reserve the right, at any time, to re-open or modify the extent to which future sales of shares are limited.


HOW TO PURCHASE SHARES FROM THE FUNDS

     >    Read this Prospectus carefully.

     > Determine how much you want to invest, keeping in mind the following minimums. (The fund reserves the right to waive or reduce the minimum initial investment amounts described below for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders):

          NEW ACCOUNTS
          Leuthold Asset Allocation
          Fund
          (Institutional Class) ..................................   $1,000,000
          Leuthold Core Investment
          Fund (Institutional Class) .............................   $1,000,000
          Individual Retirement
          Accounts (other than
          Institutional Class) ...................................   $    1,000
          Coverdell Education
          Savings Account ........................................   $    1,000
          All other accounts .....................................   $   10,000*

          ---------------------
          * THE FUNDS MAY, BUT ARE NOT REQUIRED TO, ACCEPT INITIAL INVESTMENTS OF NOT LESS THAN $1,000 FROM INVESTORS WHO ARE RELATED TO, OR AFFILIATED WITH, SHAREHOLDERS WHO HAVE INVESTED $10,000 IN THE FUNDS.


--------------------------------------------------------------------------------
22 PROSPECTUS

          EXISTING ACCOUNTS
          Dividend reinvestment .................................    No Minimum
          Automatic Investment Plan .............................    $ 50
          All other accounts ....................................    $100

     > Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund's confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds' Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P. O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

     > Make your check payable to "Leuthold Asset Allocation Fund", "Leuthold Select Equities Fund", "Leuthold Undervalued & Unloved Fund", "Grizzly Short Fund," "Leuthold Core Investment Fund" or "Leuthold Select Industries Fund" as applicable. All checks must be in U.S. dollars drawn on U.S. banks. The Funds will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated online bill paychecks or any conditional order or payment. U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR ANY REASON. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

Send the application and check to:

--------------------------------------------------------------------------------
     FOR FIRST CLASS MAIL
     Leuthold Funds, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

     FOR OVERNIGHT DELIVERY SERVICE
     OR REGISTERED MAIL
     Leuthold Funds, Inc.
     c/o U.S. Bancorp Fund Services, LLC
     615 East Michigan Street, 3rd Floor
     Milwaukee, WI 53202-5207
--------------------------------------------------------------------------------

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

If you are making an initial investment in the Funds, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds.


--------------------------------------------------------------------------------
                                                                   PROSPECTUS 23

FUNDS SHOULD BE WIRED TO:

--------------------------------------------------------------------------------
     U.S. Bank, N.A.
     777 E. Wisconsin Ave.
     Milwaukee, WI 53202
     ABA #075000022

     CREDIT:
     U.S. Bancorp Fund Services, LLC
     Account #112-952-137

     FURTHER CREDIT:
     (name of Fund to be purchased)
     (shareholder registration)
     (shareholder account number)
--------------------------------------------------------------------------------

PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.


CHOOSING A SHARE CLASS FOR THE LEUTHOLD
ASSET ALLOCATION FUND OR THE LEUTHOLD
CORE INVESTMENT FUND

Each of the Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund offer two classes of shares, Retail Shares and Institutional Shares. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Retail Shares of the Leuthold Asset Allocation Fund are subject to distribution (12b-1) fees of up to 0.25% of the Fund's average daily net assets allowable to Retail Shares, whereas Institutional Shares are not subject to any distribution fees. Retail Shares of the Leuthold Core Investment Fund are subject to an annual service fee of up to 0.25% of the Fund's average daily net assets allocable to Retail Shares, whereas Institutional Shares are not subject to any service fees.

Retail Shares for open Funds are available for purchase by all types of investors. Institutional Shares are available only to shareholders who invest directly in the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Institutional Shares.

If you qualify as a purchaser of Institutional Shares, but your account is invested in Retail Shares, you may convert your Retail Shares to Institutional Shares based on the relative net asset values of the two Classes on the conversion date.


PURCHASING SHARES FROM
BROKER-DEALERS, FINANCIAL INSTITUTIONS
AND OTHERS

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Depending on your Servicing Agent's arrangements with the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund, you may qualify to purchase Institutional Shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class for the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund" above for more information or contact your Servicing Agent. Servicing agents may:


     > Become shareholders of record of the Funds. This means all requests to purchase



--------------------------------------------------------------------------------
24 PROSPECTUS
          additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Funds' minimum purchase requirement.

     > Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. Please contact your Servicing Agent for information regarding cut-off times for trading the Funds.

     > Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

     > Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     > Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.


OTHER INFORMATION ABOUT PURCHASING
SHARES OF THE FUNDS

The Funds may reject any share purchase application for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Funds offer a telephone purchase option pursuant to which money will be moved from the shareholder's bank account to the shareholder's Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp Fund Services, LLC receives the purchase order.


--------------------------------------------------------------------------------
                                                                   PROSPECTUS 25

The minimum transaction amount for a telephone purchase is $100.

The Funds offer the following retirement plans:

                            TRADITIONAL IRA
                            ROTH IRA
                            SEP IRA
                            SIMPLE IRA

The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan and the IRAs by calling 1-800-273-6886.


                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

Prepare a letter of instruction containing:

     >    account number(s)

     >    the amount of money or number of shares being redeemed

     >    the name(s) on the account

     >    daytime phone number

     > additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee will be required for the following situations:

     > The redemption proceeds are sent to any person, address or bank account not on record.

     > The redemption request is received within 30 days after an address change.

     >    If ownership is changed on your account.

     >    When establishing or modifying certain services on an account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

Send the letter of instruction to:

--------------------------------------------------------------------------------
      FOR FIRST CLASS MAIL
      Leuthold Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI 53201-0701

      FOR OVERNIGHT DELIVERY SERVICE
      OR REGISTERED MAIL
      Leuthold Funds, Inc.
      c/o U.S. Bancorp Fund Services, LLC
      615 East Michigan Street, 3rd Floor
      Milwaukee, WI 53202-5207
--------------------------------------------------------------------------------

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.


HOW TO REDEEM (SELL) SHARES BY TELEPHONE

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate

--------------------------------------------------------------------------------
26 PROSPECTUS
section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account, or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.


HOW TO REDEEM USING A SYSTEMATIC
WITHDRAWAL PLAN

Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Funds and you may terminate the Plan, by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination should be provided to the transfer agent in writing at least 30 days prior to effective date. The Systematic Withdrawal Plan is not available to holders of Institutional Shares of the Leuthold Asset Allocation or the Leuthold Core Investment Fund.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.


HOW TO REDEEM (SELL) SHARES THROUGH
SERVICING AGENTS

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.


REDEMPTION PRICE

The redemption price per share you receive for redemption requests is the next determined net asset value after:

     > U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

     > U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

     > A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.


PAYMENT OF REDEMPTION PROCEEDS

     > For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds typically on the business day following the redemption, but no later than the seventh day after it receives the written request in proper form with all required information.

     > For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the


--------------------------------------------------------------------------------
                                                                   PROSPECTUS 27
          redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder's account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

     > Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

     > The Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund and the Leuthold Core Investment Fund impose a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee) or shares redeemed through designated systematic withdrawal plans.


OTHER REDEMPTION CONSIDERATIONS

When redeeming shares of the Funds, shareholders should consider the following:

     >    The redemption may result in a taxable gain.

     > Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

     > The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

     > If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

     > U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     > U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

     > The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change,


--------------------------------------------------------------------------------
28 PROSPECTUS
          telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

     > U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

     > If your account balance falls below $1,000 with respect to Retail Shares, or falls below $1,000,000 with respect to Institutional Shares, for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more, or $1,000,000 or more, as applicable. If you do not, the Fund may close your account and mail the redemption proceeds to you, or, with respect to Institutional Shares, the Fund may convert your Institutional Shares to Retail Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Shares.


FREQUENT PURCHASES AND REDEMPTIONS OF
SHARES OF THE FUNDS

Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other shareholders of such Fund by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund and the Leuthold Core Investment Fund by:

1. Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of fund shares;

2. Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.


The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in these Funds, including those who invest through omnibus accounts at intermediaries such as broker-dealers. These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary's omnibus accounts works and any differences between the Fund's redemption fee procedures and the intermediary's redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although these Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur. These Funds may, in their sole discretion, waive the redemption fee in the case of death, disability, hardship or other limited circumstances that do not indicate market timing strategies.


The Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund


--------------------------------------------------------------------------------
                                                                   PROSPECTUS 29
generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund other shareholders. The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Equities Fund and the Leuthold Select Industries Fund are offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Asset Allocation Fund or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund. Although the Leuthold Select Equities Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.


                                EXCHANGING SHARES

ELIGIBLE FUNDS

Shares of the Funds may be exchanged for shares of:

     >    Leuthold Asset Allocation Fund (Retail Class only)

     >    Leuthold Select Equities Fund

     >    Leuthold Undervalued & Unloved Fund

     >    Grizzly Short Fund

     > Leuthold Core Investment Fund (Retail Class only, if open for investment)

     >    Leuthold Select Industries Fund (if open for investment)

     >    First American Prime Obligations Fund

at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC, advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for a prospectus describing First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund and the Leuthold Core Investment Fund impose a fee equal to 2% of the dollar value of the shares exchanged within 5 business days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.

The exchange fee operates in the same manner as the redemption fee discussed under the caption "Frequent Purchases and Redemptions of Shares of the Funds" on page 25, including the ability of the Funds to waive the exchange fee in certain limited circumstances.


HOW TO EXCHANGE SHARES

1. Read this Prospectus (and, if applicable, the prospectus for First American Prime Obligations Fund) carefully.

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3. Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

--------------------------------------------------------------------------------
30 PROSPECTUS

                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES

The Funds distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually. You have three distribution options:

AUTOMATIC REINVESTMENT OPTION -- Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.

CASH DIVIDEND OPTION -- Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds.

ALL CASH OPTION -- Both dividend and capital gains distributions will be paid in cash.

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the shareholder's account at the Funds' then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-273-6886.

Each Fund's distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income (although a portion of each Fund's dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the applicable Fund holds the assets generating the capital gains). The Leuthold Asset Allocation Fund and the Leuthold Core Investment Fund expect that normally their distributions will consist of both ordinary income (including dividend income) and long-term capital gains. The Leuthold Select Equities Fund and the Leuthold Select Industries Fund expect that their distributions will consist primarily of long-term and short-term capital gains. The Leuthold Undervalued & Unloved Fund expects that its distributions will consist primarily of long-term capital gain and dividend income. The Grizzly Short Fund expects that normally its distributions will consist of both ordinary income (not including dividend income) and short-term capital gains.

--------------------------------------------------------------------------------
                                                                   PROSPECTUS 31

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the period of its operations Certain information reflects financial results for a single Fund share outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Annual Report which is available upon request.


LEUTHOLD ASSET ALLOCATION FUND -- RETAIL

                                                                                              PERIOD FROM
                                                                          YEAR ENDED        MAY 24, 2006(1)
                                                                         SEPTEMBER 30,          THROUGH
PER SHARE DATA:(6)                                                           2007          SEPTEMBER 30, 2006
-----------------                                                        ------------      ------------------
Net asset value, beginning of period ...............................      $      9.73           $   10.00
                                                                         ------------           ---------
Income (loss) from investment operations:
 Net investment income(2) ..........................................             0.16                0.03
 Net realized and unrealized gains (losses)
  on investments and short positions ...............................             1.72               (0.30)
                                                                         ------------           ---------
 Total from investment operations ..................................             1.88               (0.27)
                                                                         ------------           ---------
Less distributions:
 From net investment income ........................................            (0.18)                 --
                                                                         ------------           ---------
 Total distributions ...............................................            (0.18)                 --
                                                                         ------------           ---------
Net asset value, end of period .....................................     $      11.43           $    9.73
                                                                         ============           =========
Total return .......................................................            19.46%              (2.70%)(7)
Supplemental data and ratios:
Net assets, end of period ..........................................     $566,453,346         $77,573,030
Ratio of expenses to average net assets:
 Before expense reimbursement(3) ...................................             1.43%               1.78%(7)
 After expense reimbursement(3) ....................................             1.43%               1.73%(7)
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement(4) ...................................             1.97%               2.71%(7)
 After expense reimbursement(4) ....................................             1.97%               2.76%(7)
Portfolio turnover rate(5) .........................................           196.15%              26.83%(7)

---------------
(1)  COMMENCEMENT OF OPERATIONS.
(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDE DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.32% AND 1.32%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2007, 1.55% AND 1.50%, RESPECTIVELY, FOR THE PERIOD ENDED SEPTEMBER 30, 2006.
(4)  THE NET INVESTMENT INCOME (LOSS) RATIOS INCLUDE DIVIDENDS ON SHORT
     POSITIONS.
(5) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.
(6)  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(7)  NOT ANNUALIZED.


--------------------------------------------------------------------------------
32 PROSPECTUS

LEUTHOLD ASSET ALLOCATION FUND -- INSTITUTIONAL

                                                                              PERIOD FROM
                                                                          JANUARY 31, 2007(1)
                                                                                THROUGH
PER SHARE DATA:(7)                                                        SEPTEMBER 30, 2007
------------------                                                        -------------------
Net asset value, beginning of period .................................       $      10.53
                                                                             ------------
Income (loss) from investment operations:
 Net investment income(2) ............................................               0.12
 Net realized and unrealized gains on investments and short positions                0.92
                                                                             ------------
 Total from investment operations ....................................               1.04
                                                                             ------------
Less distributions:
 From net investment income ..........................................              (0.13)
                                                                             ------------
 Total Distributions .................................................              (0.13)
                                                                             ------------
Net asset value, end of period .......................................       $      11.44
                                                                             ============
Total return(6) ......................................................               9.95%
Supplemental data and ratios:
 Net assets, end of period ...........................................       $189,777,479
Ratio of expenses to average net assets:
 Before expense reimbursement(3) .....................................               1.22%
 After expense reimbursement(3) ......................................               1.22%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement(4) .....................................               2.11%
 After expense reimbursement(4) ......................................               2.11%
Portfolio turnover rate(5) ...........................................             196.15%

---------------
(1)  COMMENCEMENT OF OPERATIONS.
(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDE DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.08% AND 1.08%, RESPECTIVELY, FOR THE PERIOD ENDED SEPTEMBER 30, 2007.
(4)  THE NET INVESTMENT INCOME RATIOS INCLUDE DIVIDENDS ON SHORT POSITIONS.
(5) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.
(6)  NOT ANNUALIZED.
(7)  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.

--------------------------------------------------------------------------------
                                                                   PROSPECTUS 33

LEUTHOLD SELECT EQUITIES FUND

                                                                                                         PERIOD FROM
                                                                                     YEAR ENDED        MAY 24, 2006(1)
                                                                                    SEPTEMBER 30,          THROUGH
PER SHARE DATA:(3)                                                                      2007          SEPTEMBER 30, 2006
------------------                                                                ----------------   -------------------
Net asset value, beginning of period ..........................................      $      9.15         $    10.00
                                                                                     -----------         ----------
Income (loss) from investment operations:
 Net investment income (loss)(2) ..............................................            (0.04)             (0.01)
 Net realized and unrealized gains (losses) on investments and short positions              3.20              (0.84)
                                                                                     -----------         ----------
 Total from investment operations .............................................             3.16              (0.85)
                                                                                     -----------         ----------
Net asset value, end of period ................................................      $     12.31         $     9.15
                                                                                     ===========         ==========
Total return ..................................................................            34.54%             (8.50%)(4)
Supplemental data and ratios:
Net assets, end of period .....................................................      $16,442,723         $3,281,715
Ratio of expenses to average net assets:
 Before expense reimbursement .................................................             2.16%              6.20%
 After expense reimbursement ..................................................             1.85%              1.85%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement .................................................            (1.01%)            (4.74%)
 After expense reimbursement ..................................................            (0.70%)            (0.39%)
Portfolio turnover rate .......................................................           191.08%             88.00%

---------------
(1) COMMENCEMENT OF OPERATIONS.
(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(3) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(4) NOT ANNUALIZED.

--------------------------------------------------------------------------------
34 PROSPECTUS

LEUTHOLD UNDERVALUED & UNLOVED FUND

                                                                                       PERIOD FROM
                                                                                   NOVEMBER 14, 2006(1)
                                                                                         THROUGH
PER SHARE DATA:(4)                                                                  SEPTEMBER 30, 2007
------------------                                                                ---------------------
Net asset value, beginning of period ..........................................        $     10.00
                                                                                       -----------
Income (loss) from investment operations:
 Net investment income(2) .....................................................               0.11
 Net realized and unrealized gains (losses) on investments and short positions                0.12
                                                                                       -----------
 Total from investment operations .............................................               0.23
                                                                                       -----------
Less distributions:
 From net investment income ...................................................              (0.11)
                                                                                       -----------
 Total distributions ..........................................................              (0.11)
                                                                                       -----------
Net asset value, end of period ................................................        $     10.12
                                                                                       ===========
Total return(3) ...............................................................               2.30%
Supplemental data and ratios:
 Net assets, end of period ....................................................        $11,425,370
Ratio of expenses to average net assets:
 Before expense reimbursement .................................................               2.03%
 After expense reimbursement ..................................................               1.50%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement .................................................               1.00%
 After expense reimbursement ..................................................               1.53%
Portfolio turnover rate .......................................................              56.25%

---------------
(1) COMMENCEMENT OF OPERATIONS.
(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(3) NOT ANNUALIZED.
(4) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.

--------------------------------------------------------------------------------
                                                                   PROSPECTUS 35

GRIZZLY SHORT FUND

                                                                             YEARS ENDED SEPTEMBER 30,
PER SHARE DATA:(6)                                 2007             2006                2005             2004             2003
------------------                              -----------      -----------        -----------       -----------      -----------
Net asset value, beginning of period .......    $      5.69      $      6.72         $     7.56       $      8.93      $     14.17
                                                -----------      -----------        -----------       -----------      -----------
Income (loss) from investment operations:
 Net investment income (loss)(1) ...........           0.31             0.36               0.08             (0.14)           (0.13)
 Net realized and unrealized gains
  (losses) on short positions ..............          (0.81)           (1.04)             (0.84)            (1.23)           (3.76)
                                                -----------      -----------        -----------       -----------      -----------
 Total from investment operations ..........          (0.50)           (0.68)             (0.76)            (1.37)           (3.89)
                                                -----------      -----------        -----------       -----------      -----------
ess distributions:
 From net investment income ................          (0.31)           (0.35)             (0.08)               --               --
 From net realized gains ...................             --               --                 --                --            (1.25)
 Return of capital .........................             --               --                 --(5)             --            (0.10)
                                                -----------      -----------        -----------       -----------      -----------
 Total distributions .......................          (0.31)           (0.35)             (0.08)               --            (1.35)
                                                -----------      -----------        -----------       -----------      -----------
Net asset value, end of period .............    $      4.88      $      5.69        $      6.72       $      7.56      $      8.93
                                                ===========      ===========        ============      ===========      ===========
Total return ...............................          (8.82%)         (10.23%)           (10.00%)          (15.34%)         (29.68%)
Supplemental data and ratios:
Net assets, end of period ..................    $76,664,501      $48,722,993        $54,684,868       $21,754,861      $22,332,738
Ratio of expenses to average net
 assets:
 Before expense reimbursement or
  recovery(2) ..............................           2.86%            2.93%              2.94%             3.60%            3.49%
 After expense reimbursement or
  recovery(2) ..............................           2.86%            2.93%              2.94%             3.60%            3.61%
Ratio of net investment income (loss)
 to average net assets:
 Before expense reimbursement or
  recovery(3) ..............................           6.40%            5.57%              1.66%            (2.31%)          (1.75%)
 After expense reimbursement or
  recovery(3) ..............................           6.40%            5.57%              1.66%            (2.31%)          (1.87%)
Portfolio turnover rate(4) .................              0%               0%                 0%                0%               0%

---------------
(1) NET INVESTMENT INCOME (LOSS) PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDE DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT OR RECOVERY AND AFTER EXPENSE REIMBURSEMENT OR RECOVERY RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.61% AND 1.61%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2007, 1.57% AND 1.57%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2006, 1.77% AND 1.77%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2005, 2.12% AND 2.12%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2004, AND 1.95% AND 2.07%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2003.
(3)  THE NET INVESTMENT INCOME (LOSS) RATIOS INCLUDE DIVIDENDS ON SHORT
     POSITIONS.
(4) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.
(5)  LESS THAN ONE CENT PER SHARE.
(6)  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.



--------------------------------------------------------------------------------
36 PROSPECTUS

LEUTHOLD CORE INVESTMENT FUND - RETAIL

                                                                        YEARS ENDED SEPTEMBER 30,
PER SHARE DATA:(5)                               2007               2006               2005               2004             2003
------------------                          --------------     --------------     --------------      ------------     ------------
Net asset value, beginning of period ....   $        17.45     $        17.50     $        15.49      $      13.39     $       9.95
                                            --------------     --------------     --------------      ------------     ------------
Income (loss) from investment operations:
 Net investment income(1) ...............             0.39               0.43               0.09                --             0.09
 Net realized and unrealized gains
  (losses) on investments and short
  positions .............................             3.81               0.68               2.65              2.15             3.44
                                            --------------     --------------     --------------      ------------     ------------
 Total from investment operations .......             4.20               1.11               2.74              2.15             3.53
                                            --------------     --------------     --------------      ------------     ------------
Less distributions:
 From net investment income .............            (0.38)             (0.42)             (0.09)               --            (0.09)
 In excess of net investment income .....               --                 --                 --             (0.05)              --
 From net realized gains ................            (0.09)             (0.74)             (0.64)               --               --
                                            --------------     --------------     --------------      ------------     ------------
 Total distributions ....................            (0.47)             (1.16)             (0.73)            (0.05)           (0.09)
                                            --------------     --------------     --------------      ------------     ------------
Net asset value, end of period ..........   $        21.18     $        17.45     $        17.50      $      15.49     $      13.39
                                            ==============     ==============     ==============      ===========      ============
Total return ............................            24.32%              6.64%             18.26%            16.03%           35.60%
Supplemental data and ratios:
Net assets, end of period ...............   $1,574,861,576     $1,490,923,347     $1,112,947,051      $511,455,363     $317,603,196
Ratio of expenses to average net
 assets:
 Before expense reimbursement(2) ........             1.15%              1.39%              1.74%             1.37%            1.31%
 After expense reimbursement(2) .........             1.15%              1.39%              1.74%             1.37%            1.31%
Ratio of net investment income (loss)
 to average net assets:
 Before expense reimbursement(3) ........             1.96%              2.51%              0.67%            (0.03%)           0.71%
 After expense reimbursement(3) .........             1.96%              2.51%              0.67%            (0.03%)           0.71%
Portfolio turnover rate(4) ..............           144.17%             86.40%            163.88%           132.96%           89.59%

---------------
(1) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 1.08% AND 1.08%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2007, 1.08% AND 1.08%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2006, 1.19% AND 1.19%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2005, 1.21% AND 1.21%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2004, AND 1.21% AND 1.21%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2003.
(3)  THE NET INVESTMENT INCOME (LOSS) RATIOS INCLUDE DIVIDENDS ON SHORT
     POSITIONS.
(4) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.
(5)  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.



--------------------------------------------------------------------------------
                                                                   PROSPECTUS 37

LEUTHOLD CORE INVESTMENT FUND - INSTITUTIONAL

                                                                     YEAR ENDED          PERIOD FROM
                                                                    SEPTEMBER 30,    JANUARY 31, 2006(1)
PER SHARE DATA:(6)                                                      2007        TO SEPTEMBER 30, 2006
------------------                                                  ------------   -----------------------
Net asset value, beginning of period ............................   $      17.43        $      17.74
                                                                    ------------        ------------
Income (loss) from investment operations:
 Net investment income(2) .......................................           0.40                0.30
 Net realized and unrealized gains (losses)
  on investments and short positions ............................           3.83               (0.27)
                                                                    ------------        ------------
 Total from investment operations ...............................           4.23                0.03
                                                                    ------------        ------------
Less distributions:
 From net investment income .....................................          (0.40)              (0.34)
 From net realized gains ........................................          (0.09)                 --
                                                                    ------------        ------------
 Total distributions ............................................          (0.49)              (0.34)
                                                                    ------------        ------------
Net asset value, end of period ..................................   $      21.17        $      17.43
                                                                    ============        ============
Total return ....................................................          24.53%               0.17%(7)
Supplemental data and ratios:
Net assets, end of period .......................................   $203,412,179        $103,587,516
Ratio of expenses to average net assets:
 Before expense reimbursement(3) ................................           1.05%               1.32%
 After expense reimbursement(3) .................................           1.05%               1.32%
Ratio of net investment income (loss) to average net assets:
 Before expense reimbursement(4) ................................           2.06%               2.83%
 After expense reimbursement(4) .................................           2.06%               2.83%
Portfolio turnover rate(5) ......................................         144.17%              86.40%

---------------
(1)  COMMENCEMENT OF SHARE CLASS OPERATIONS.
(2) NET INVESTMENT INCOME PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDE DIVIDENDS ON SHORT POSITIONS. THE BEFORE EXPENSE REIMBURSEMENT AND AFTER EXPENSE REIMBURSEMENT RATIOS EXCLUDING DIVIDENDS ON SHORT POSITIONS WERE 0.98% AND 0.98%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2007 AND 0.99% AND 0.99%, RESPECTIVELY, FOR THE PERIOD ENDED SEPTEMBER 30, 2006.
(4)  THE NET INVESTMENT INCOME (LOSS) RATIOS INCLUDE DIVIDENDS ON SHORT
     POSITIONS.
(5) THE PORTFOLIO TURNOVER RATE EXCLUDES PURCHASES AND SALES OF SHORT POSITIONS AS THE ADVISER DOES NOT INTEND TO HOLD THE SHORT POSITIONS FOR MORE THAN ONE YEAR.
(6)  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.
(7)  NOT ANNUALIZED.

--------------------------------------------------------------------------------
38 PROSPECTUS

LEUTHOLD SELECT INDUSTRIES FUND

                                                                         YEARS ENDED SEPTEMBER 30,
PER SHARE DATA:(2)                                 2007            2006            2005             2004             2003
-----------------                              -----------     -----------      -----------      -----------     -----------
Net asset value, beginning of period .......   $     17.25     $     16.07      $     12.26      $     10.40     $      7.50
                                               -----------     -----------      -----------      -----------     -----------
Income (loss) from investment operations:
 Net investment income (loss)(1) ...........          0.13            0.04            (0.02)           (0.13)          (0.11)
 Net realized and unrealized gains
  (losses) on investments ..................          4.98            1.34             3.83             1.99            3.01
                                               -----------     -----------      -----------      -----------     -----------
 Total from investment operations ..........          5.11            1.38             3.81             1.86            2.90
                                               -----------     -----------      -----------      -----------     -----------
Less distributions:
 From net investment income ................         (0.12)          (0.03)              --               --              --
 From net realized gains ...................         (0.30)          (0.17)              --               --              --
                                               -----------     -----------      -----------      -----------     -----------
 Total distributions .......................         (0.42)          (0.20)              --               --              --
                                               -----------     -----------      -----------      -----------     -----------
Net asset value, end of period .............   $     21.94     $     17.25      $     16.07      $     12.26     $     10.40
                                               ===========     ===========      ===========      ===========     ===========
Total return ...............................         30.12%           8.67%           31.08%           17.88%          38.67%
Supplemental data and ratios:
Net assets, end of period ..................   $74,020,005     $76,270,125      $31,197,482      $20,776,181     $17,215,408
Ratio of expenses to average net
 assets:
 Before expense reimbursement or
  recovery .................................          1.29%           1.30%            1.56%            1.63%           1.80%
 After expense reimbursement or
  recovery .................................          1.29%           1.32%            1.60%            1.72%           1.95%
Ratio of net investment income (loss)
 to average net assets:
 Before expense reimbursement or
  recovery .................................          0.61%           0.26%           (0.16%)          (0.94%)         (1.41%)
 After expense reimbursement or
  recovery .................................          0.61%           0.24%           (0.20%)          (1.03%)         (1.56%)
Portfolio turnover rate ....................        132.08%         179.88%          156.11%          165.86%         184.71%

---------------
(1) NET INVESTMENT INCOME (LOSS) PER SHARE IS CALCULATED USING ENDING BALANCES PRIOR TO CONSIDERATION OF ADJUSTMENTS FOR PERMANENT BOOK AND TAX DIFFERENCES.
(2) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD. ROUNDED TO THE NEAREST CENT.



--------------------------------------------------------------------------------
                                                                   PROSPECTUS 39

                      LEUTHOLD WEEDEN CAPITAL MANAGEMENT &
                              LEUTHOLD FUNDS, INC.

                      NOTICE OF PRIVACY POLICY & PRACTICES


Leuthold(1) recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties not affiliated with Leuthold.

We collect non-public personal information about our customers from the following sources:

o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include a customer's name, address, social security number and information about a customer's investment goals and risk tolerance;

o ACCOUNT HISTORY, including information about the transactions and balances in a customer's accounts; and

o CORRESPONDENCE, written, telephonic or electronic between a customer and Leuthold or service providers to Leuthold.

We may disclose all of the information described above to certain third parties who are not affiliated with Leuthold to process or service a transaction at your request or as permitted by law -- for example, sharing information with companies who maintain or service customer accounts for Leuthold is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts.

We maintain, and require service providers to Leuthold to maintain, policies designed to ensure only appropriate access to, and use of, information about our customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers. When information about Leuthold's customers is disclosed to non-affiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We permit only authorized individuals who are trained in the proper handling of individual investor information, and who need to access this information to perform their duties, to have access to your personal information. In addition, all of our employees are subject to our internal policies, which are reinforced in our Employee Manual and we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information from unauthorized use.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Leuthold.

---------------
1 For purposes of this notice, the term "Leuthold" includes Leuthold Weeden Capital Management and Leuthold Funds, Inc.



                           NOT PART OF THE PROSPECTUS.

To learn more about the Leuthold Asset Allocation Fund, the Leuthold Select Equities Fund, the Leuthold Undervalued & Unloved Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund, you may want to read their Statement of Additional Information (or "SAI") which contains additional information about the Funds. The Funds have incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.leutholdfunds.com).

Prospective investors and shareholders who have questions about Leuthold Funds may also call the following number or write to the following address.


--------------------------------------------------------------------------------
            Leuthold Funds, Inc.
            33 South Sixth Street
            Suite 4600
            Minneapolis, Minnesota 55402
            1-888-200-0409
--------------------------------------------------------------------------------


The general public can review and copy information about Leuthold Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

--------------------------------------------------------------------------------
            Public Reference Section
            Securities and Exchange Commission
            Washington, D.C. 20549-0102
--------------------------------------------------------------------------------

Please refer to the Funds' Investment Company Act File No. 811-09094 when seeking information about the Funds from the Securities and Exchange Commission.